SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   F O R M 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 15, 1996
                                                   -------------------------


                               CIT RV Trust 1996-B
    ------------------------------------------------------------------------
              Exact name of registrant as specified in its charter)


                                    Delaware
    ------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                  333-07249-02                      0
    ------------------------------------------------------------------------
           (Commission File Number) (IRS Employer Identification No.)


                   650 CIT Drive, Livingston, New Jersey 07039
    ------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  (201) 740-5000
                                                     -----------------------

                                       N/A
    ------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            -------------

            On October 15, 1996, Mellon Bank (Delaware), as Owner Trustee, made the monthly distribution to the holders of The CIT RV Trust 1996-B, Class A-1 6.00% Asset Backed Notes, Class A-2 6.40% Asset Backed Notes, Class A-3 6.65% Asset Backed Notes and 7.10% Asset Backed Certificates.


Item 7.     Financial Statements and Exhibits.
            ----------------------------------

            (c)   Exhibits.

                  The  following  are  filed   herewith.   The  exhibit  numbers
correspond with Item 601(b) of Regulation S-K.

      Exhibit No.       Description                         Page
      -----------       -----------                         ----

      28                Monthly Report delivered by         3
                        the Trustee to Certificateholders
                        in connection with distributions
                        on October 15, 1996


SIGNATURES
----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE CIT GROUP/SALES FINANCING,
                                    INC., as servicer



                                    By: /s/ Frank Garcia
                                        --------------------------
                                    Name:   Frank Garcia
                                    Title:  Vice President

Dated:  October 29, 1996

                       THE CIT GROUP/SALES FINANCING, INC.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned states that he is a Vice President of The CIT Group/Sales Financing, Inc., a corporation organized under the laws of Delaware ("CITSF"), and that as such he is duly authorized to execute and deliver this certificate on behalf of CITSF pursuant to Section 4.09 of the Sale and Servicing Agreement, dated as of August 1, 1996 (the "Agreement"), among CITSF, The CIT Group Securitization Corporation II and Mellon Bank (DE), National Association, as Owner Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further states that:

1.  The Monthly Report for the period from  September 1, 1996 to September
                                            ------------------------------
    30,  1996 attached to this certificate is complete and accurate in
    ---------
    accordance with the requirements of Sections 4.09 and 5.08 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


IN WITNESS  WHEREOF,  he has  affixed  hereunto  his  signature  this 9th
                                                                      ---
day of October 1996.
-------------------


                                    THE CIT GROUP/SALES FINANCING, INC.


                                    BY /s/ Frank Garcia
                                       -----------------------
                                       Frank Garcia
                                       Vice President

                             The CIT RV TRUST 1996-B
                       CLASS A-1 6.00% ASSET BACKED NOTES
                       CLASS A-2 6.40% ASSET BACKED NOTES
                       CLASS A-3 6.65% ASSET BACKED NOTES
                         7.10% ASSET BACKED CERTIFICATES
                            MONTHLY SERVICER'S REPORT

                                                     Record Date        9/30/96
                                                     Determination Date 10/9/96
                                                     Remittance Date   10/15/96


I.     All Payments on the Contract                                5,628,158.89
II.    All Liquidation Proceeds on the Contract
          with respect to Principal                                       61.21
III.   Repurchased Contracts                                               0.00
IV.    Investment Earnings on Collection Account                           0.00
V.     Servicer Monthly Advances                                     112,495.39
VI.    Reimbursement of Prior Month Advances                         -72,547.97
VII.   Withdrawal from the Reserve Account                                 0.00
VIII.  Deposits from the Pre-Funding Account                         115,149.89
IX.    Deposits from the Capitalized Interest Account                258,167.91

Total Available Amount                                            $6,041,485.32
                                                                ---------------

DISTRIBUTION AMOUNTS
--------------------

1.   Class A-1 Note Interest Distribution            426,965.23
     Class A-1 Note Principal Distribution         3,918,351.60
     Aggregate Class A-1 Note Distribution                         4,345,316.83

2.   Class A-2 Note Interest Distribution            400,000.00
      Class A-2 Note Principal Distribution                0.00
      Aggregate Class A-2 Note Distribution                          400,000.00

3.   Class A-3 Note Interest Distribution            346,908.33
      Class A-3 Note Principal Distribution                0.00
      Aggregate Class A-3 Note Distribution                          346,908.33

4.   Certificate Interest Distribution                85,200.00
      Certificate Principal Distribution                   0.00
      Aggregate Certificate Distribution                              85,200.00

5.   Amounts to Servicer (includes Investment Earnings)               67,362.14

6.   Deposits to the Reserve Account                                 796,698.02

7.   Amounts to Holder of GP Interest                                      0.00


Total Distribution Amount                                         $6,041,485.32
                                                                  -------------
INTEREST
--------

1.   Current Interest Requirement
              (a) Class A-1 Notes @ 6.000%             426,965.23
              (b) Class A-2 Notes @ 6.400%             400,000.00
              (c) Class A-3 Notes @ 6.650%             346,908.33
                    Aggregate Interest on Notes                    1,173,873.56
              (d) Certificates @ 7.100%                               85,200.00

2.   Remaining Interest Shortfall
              (a) Class A-1 Notes                             0.00
              (b) Class A-2 Notes                             0.00
              (c) Class A-3 Notes                             0.00
              (d) Certificates                                0.00

3.   Total Distribution of Interest
              (a) Class A-1 Notes                       426,965.23
              (b) Class A-2 Notes                       400,000.00
              (c) Class A-3 Notes                       346,908.33
                 Total Aggregate Interest
                    on Notes                                       1,173,873.56
              (d) Certificates                                        85,200.00

PRINCIPAL
---------                      Number of Contracts
                               -------------------
1.   Amount of Stated Principal
       Collected                                      1,611,951.35
2.   Amount of Principal Prepayment
       Collected                              113     2,306,370.36
3.   Amount of Liquidated Contract              0             0.00
4.   Amount of Repurchased Contract             0             0.00

5.   Remaining Balance of Prefunding
       Available for Principal Distribution                  29.89
Total Formula Principal Distribution Amount                        3,918,351.60

5.   Principal Balance before giving effect       Pool Factor
       to Principal Distribution                  -----------
              (a) Class A-1 Notes                   0.9703755     85,393,045.92
              (b) Class A-2 Notes                   1.0000000     75,000,000.00
              (c) Class A-3 Notes                   1.0000000     62,600,000.00
              (d) Certificates                      1.0000000     14,400,000.00

6.   Principal Distribution
              (a) Class A-1 Notes                                  3,918,351.60
              (b) Class A-2 Notes                                          0.00
              (c) Class A-3 Notes                                          0.00
              (d) Certificates                                             0.00

7.   Principal Balance after giving effect        Pool Factor
       to Principal Distribution                  -----------
              (a) Class A-1 Notes                   0.9258488     81,474,694.32
              (b) Class A-2 Notes                   1.0000000     75,000,000.00
              (c) Class A-3 Notes                   1.0000000     62,600,000.00
              (d) Certificates                      1.0000000     14,400,000.00

POOL  DATA                                            Aggregate
----------                               Number  Principal Balance
                                         ------  ------------------
1.   Pool Stated Principal Balance as of
        09/30/96                          8,265     197,610,029.39

2.   Delinquency Information                                       % Delinquent
                                                                   -------------
              (a) 31-59 Days                  42        814,548.72        0.412%
              (b) 60-89 Days                   9        269,199.57        0.136%
              (c) 90-119 Days                  0              0.00        0.000%
              (d) 120-179 Day                  0              0.00        0.000%
              (e)180 Days or more              0              0.00        0.000%

3.   Contracts Repossessed during the
       Due Period                              1         42,069.41

4.   Current Repossession Inventory            1         42,069.41

5.   Net Realized Losses during the
       Due Period                              0            -61.21

6.   Current Net Cumulative Realized Losses    0            -61.21

7.   Weighted Average Contract Rate of all
       Outstanding Contracts                                             10.337%

8.   Weighted Average Remaining Term to
       Maturity of all Outstanding Contracts                            150.985

MISCELLANEOUS
-------------

1.   Monthly Servicing Fees (Includes Amount
       of Investment Earnings)                                        67,362.14

2.   Servicer Advances                                               112,495.39

3.   Opening Balance of the Reserve Account                        1,096,925.32
      Deposits to the Reserve Account                   796,698.02
      Investment Earnings in the Reserve Account          4,048.79
      Distribution from the Reserve Account                   0.00
      Ending Balance of the Reserve Account                        1,897,672.13

4.    Opening Balance of funds on deposit in the
          Prefunding  Account                                     35,864,694.82
      Monthly interest on Prefunding Account            115,120.00
      Transfer of funds from Prefunding  Account
        for Subsequent Contracts                    (35,864,664.93)
      Transfer  of  funds  from Prefunding
        Account to Collection Account                  (115,120.00)
      Transfer of funds from Prefunding Account
        to Available Principal Distribution                 (29.89)
      Ending Balance of Prefunding Account                                 0.00


5.    Opening Balance in the Capitalized Interest
        Account                                                      257,351.91
      Monthly Interest on Capitalized Interest
        Account                                            816.00
      Transfer of funds from Capitalized Interest
        Account to Collection Account                 (258,167.91)

      Ending Balance in the Capitalized Interest
        Account                                                            0.00

6.   Number of Subsequent Contracts                                       1,363

7.   Aggregate Principal Balance of Subsequent
        Contracts                                                 35,864,664.93

8.   Number of Subsequent Contracts Purchased since
       the preceding Distribution Date                                    3,034

9.  Aggregate Stated Principal Balance of the
     Subsequent Contracts Purchased Since the preceding
      Distribution Date                                           75,723,876.20